UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019

HOMEFED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA	92008
(Address of Principal Executive Offices)	(Zip Code)

760-918-8200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	“HOFD”	OTC

Item 1.01 Entry into a Material Definitive Agreement

Amendment No. 1 to Agreement and Plan of Merger

As previously disclosed, on April 12, 2019, HomeFed Corporation, a Delaware corporation (“HomeFed”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Jefferies Financial Group Inc., a New York corporation (“Jefferies”), and Heat Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Jefferies (“Merger Sub”). Pursuant to the Original Merger Agreement, HomeFed will be merged with and into Merger Sub (the “Merger”) with Merger Sub surviving the Merger as a wholly-owned subsidiary of Jefferies (the “Surviving Company”).

On May 2, 2019, HomeFed entered into an Amendment No. 1 to Agreement and Plan of Merger with Jefferies and Merger Sub (the “Amendment”), which amended certain terms of the Original Merger Agreement to, among other things: (i) provide for an exchange ratio of 2.0 shares of Jefferies common stock for every share of HomeFed common stock (without adjustments); (ii) eliminate the ability for a HomeFed stockholder to make an election to receive either stock consideration or cash consideration; and (iii) make certain other related amendments.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached to this report as Exhibit 2.1 and is incorporated herein by reference. The Amendment has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Jefferies, HomeFed or Merger Sub, or to modify or supplement any factual disclosures about Jefferies or HomeFed in their public reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 2, 2019, by and among HomeFed Corporation, Jefferies Financial Group Inc. and Heat Merger Sub, LLC

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction contemplated by the Original Merger Agreement, as amended by the Amendment. This communication may be deemed to be solicitation material in respect of the proposed transaction involving Jefferies and HomeFed. In connection with the proposed transaction, Jefferies will file a Registration Statement on Form S-4 with the SEC, which will include a proxy statement of HomeFed and a prospectus of Jefferies with respect to the issuance of Jefferies Common Stock. A definitive proxy statement/prospectus will also be sent to HomeFed stockholders seeking any required stockholder approval. Before making any voting or investment decision, investors and HomeFed stockholders are urged to carefully read the entire registration statement and proxy statement/prospectus when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the merger and other transactions contemplated by the Original Merger Agreement, as amended by the Amendment. Investors and HomeFed stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus and the other documents filed with the SEC by Jefferies and HomeFed through the web site maintained by the SEC at www.sec.gov. In addition, investors and HomeFed stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of Jefferies at the following:

Jefferies Financial Group Inc.

Attention: Investor Relations

520 Madison Avenue

New York, New York 10022

212-460-1900

www.jefferies.com

Participants in the Solicitation

HomeFed and its directors, executive officers and employees may be considered participants in the solicitation of proxies in respect of the proposed transaction contemplated by the Original Merger Agreement, as amended by the Amendment. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of HomeFed in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the final Registration Statement on Form S-4 when it is filed with the SEC. Information regarding HomeFed’s directors and executive officers is contained in HomeFed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed on March 18, 2019 with the SEC, and its Proxy Statement on Schedule 14A, which was filed on June 28, 2018 with the SEC.

Forward-Looking Statements

Statements contained in this report which are not historical fact constitute “forward-looking statements.” These forward-looking statements include, among others, statements about the benefits of the Merger and the expected timing for closing the Merger. These statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to: (i) the incurrence of unexpected costs, liabilities or delays relating to the Merger; (ii) the failure to satisfy the conditions to the Merger; and (iii) the failure to obtain the requisite stockholder approvals under the Original Merger Agreement, as amended by the Amendment. Factors that may affect the future results of HomeFed are set forth in its filings with the SEC, including its recent filing on Form 10-K for the fiscal year ended December 31, 2018. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. HomeFed undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019

HOMEFED CORPORATION

/s/ Christian E. Foulger
Name: Christian E. Foulger
Title: President